Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter and Year Ended December 31, 2016

– Quarterly GAAP Earnings of $0.49 and Core Earnings of $0.50 per Diluted Common Share –

– Deploys $1.2 Billion of Capital in Lending Segment During the Quarter –

– Completes Inaugural Senior Unsecured Notes Offering –

– Declares Dividend of $0.48 per share for the First Quarter of 2017 –

GREENWICH, Conn., February 23, 2017 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter and year ended December 31, 2016.  The Company’s fourth quarter 2016 GAAP net income was $121.3 million, or $0.49 per diluted share, and $365.2 million, or $1.50 per diluted share, for the full year.  Core Earnings (a non-GAAP financial measure) for the fourth quarter was $122.6 million, or $0.50 per diluted share, and $502.5 million or $2.09 per diluted share, for the full year.  Excluding the write-off of unamortized costs associated with the early retirement of the Company’s term loan due 2020, GAAP and Core Earnings per diluted share for the quarter were $0.52 and $0.53, respectively.

“We continued to generate strong results driven by the successful execution of our business plan, as evidenced by the $6.4 billion of capital we deployed in 2016 across our diversified platform. The fourth quarter was actually the most active of the year for our largest business, our lending segment, and that momentum has continued into the first quarter.  We also expanded our capital sources, highlighted by the completion of our inaugural senior unsecured notes offering, which brought our maximum total borrowing capacity to $10.2 billion. As a result of these efforts, we received a corporate credit rating upgrade which is an important endorsement of our ability to maintain an attractive risk return profile with our high credit quality standards. As we look ahead to 2017, we expect to continue to capitalize on our robust pipeline of opportunities in order to deliver attractive total returns for our shareholders.”

Dividend

On February 23, 2017, the Company’s Board of Directors declared a dividend of $0.48 per share of common stock for the quarter ending March 31, 2017. The dividend is payable on April 14, 2017 to common stockholders of record as of March 31, 2017.

2017 Outlook

Given its current outlook, the Company is confident that it will generate Core Earnings in excess of the dividend and expects to maintain a $1.92 per share distribution for the full year.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found at the Company’s website in the Investor Relations section under “Financial Information” at www.starwoodpropertytrust.com.

Conference Call and Webcast Information

The Company will host a webcast and conference call on Thursday, February 23, 2017, at 10:00 a.m. Eastern Time to discuss fourth quarter financial results and recent events.  A webcast will be available on the Company’s website at www.starwoodpropertytrust.com.  To listen to a live broadcast, access the site at least five minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic:  1-888-334-3034

International:  1-719-457-0349

Conference Call Playback:

Domestic:  1-844-512-2921

International:  1-412-317-6671

Passcode:  2989173

The playback can be accessed through March 9, 2017.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is the largest commercial mortgage real estate investment trust in the United States. The Company’s core business focuses on originating, acquiring, financing and managing commercial mortgage loans and other commercial real estate debt and equity investments. Through its subsidiary LNR Property, LLC, Starwood Property Trust also operates as the largest commercial mortgage special servicer in the United States. With total capital deployed since inception of over $32 billion, Starwood Property Trust continues to solidify its position as one of the premier real estate finance companies in the country.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.   Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to acquire additional investments, competition within the finance and real estate industries, economic conditions, availability of financing and other risks detailed from time to time in the Company's reports filed with the SEC.

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended December 31, 2016

(Amounts in thousands)

		Investing				Investing
	Lending	and Servicing	Property			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$101,010	$4,871	$—	$—	$105,881	$—	$105,881
Interest income from investment securities	13,266	31,357	—	—	44,623	(27,654)	16,969
Servicing fees	222	33,796	—	—	34,018	(15,983)	18,035
Rental income	—	13,009	29,489	—	42,498	—	42,498
Other revenues	62	1,145	27	—	1,234	(140)	1,094
Total revenues	114,560	84,178	29,516	—	228,254	(43,777)	184,477
Costs and expenses:
Management fees	534	24	—	40,333	40,891	50	40,941
Interest expense	20,415	4,540	5,846	27,031	57,832	(270)	57,562
General and administrative	4,988	25,414	1,079	1,612	33,093	171	33,264
Acquisition and investment pursuit costs	63	969	6,369	379	7,780	—	7,780
Costs of rental operations	—	6,043	12,540	—	18,583	—	18,583
Depreciation and amortization	—	4,854	8,747	—	13,601	—	13,601
Loan loss allowance, net	364	—	—	—	364	—	364
Other expense	—	—	—	—	—	—	—
Total costs and expenses	26,364	41,844	34,581	69,355	172,144	(49)	172,095
Income (loss) before other income (loss), income taxes and non-controlling interests	88,196	42,334	(5,065)	(69,355)	56,110	(43,728)	12,382
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	57,205	57,205
Change in fair value of servicing rights	—	(9,548)	—	—	(9,548)	(4,388)	(13,936)
Change in fair value of investment securities, net	57	(645)	—	—	(588)	(99)	(687)
Change in fair value of mortgage loans held-for-sale, net	—	4,129	—	—	4,129	—	4,129
Earnings from unconsolidated entities	903	5,657	2,423	—	8,983	(109)	8,874
Gain on sale of investments and other assets, net	1,551	226	—	—	1,777	—	1,777
Gain on derivative financial instruments, net	23,752	13,462	40,313	—	77,527	—	77,527
Foreign currency (loss) gain, net	(14,094)	699	3	5	(13,387)	—	(13,387)
OTTI	—	(17)	—	—	(17)	—	(17)
Loss on extinguishment of debt	—	—	—	(8,781)	(8,781)	—	(8,781)
Other income, net	—	8,847	—	2,487	11,334	(8,822)	2,512
Total other income (loss)	12,169	22,810	42,739	(6,289)	71,429	43,787	115,216
Income (loss) before income taxes	100,365	65,144	37,674	(75,644)	127,539	59	127,598
Income tax benefit (provision)	1,685	(6,562)	—	—	(4,877)	—	(4,877)
Net income (loss)	102,050	58,582	37,674	(75,644)	122,662	59	122,721
Net income attributable to non-controlling interests	(348)	(1,024)	—	—	(1,372)	(59)	(1,431)
Net income (loss) attributable to Starwood Property Trust, Inc.	$101,702	$57,558	$37,674	$(75,644)	$121,290	$—	$121,290

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended December 31, 2016

(Amounts in thousands except per share data)

		Investing
	Lending	and Servicing	Property
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$101,702	$57,558	$37,674	$(75,644)	$121,290
Add / (Deduct):
Non-cash equity compensation expense	719	3,585	22	5,812	10,138
Management incentive fee	—	—	—	19,072	19,072
Acquisition and investment pursuit costs	—	517	6,334	344	7,195
Depreciation and amortization	—	3,850	8,865	—	12,715
Loan loss allowance, net	364	—	—	—	364
Interest income adjustment for securities	(276)	8,756	—	—	8,480
Bargain purchase gains	—	(8,822)	—	—	(8,822)
Other non-cash items	—	(202)	(593)	—	(795)
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	—	(4,129)	—	—	(4,129)
Securities	(57)	645	—	—	588
Derivatives	(24,344)	(13,804)	(40,334)	—	(78,482)
Foreign currency	14,094	(699)	(3)	(5)	13,387
Earnings from unconsolidated entities	(903)	(5,657)	(2,423)	—	(8,983)
Recognition of realized gains / (losses) on:
Loans held-for-sale	—	2,802	—	—	2,802
Securities	—	8,848	—	—	8,848
Derivatives	73	13,845	212	—	14,130
Foreign currency	(887)	527	3	5	(352)
Earnings from unconsolidated entities	903	1,818	2,425	—	5,146
Core Earnings (Loss)	$91,388	$69,438	$12,182	$(50,416)	$122,592
Core Earnings (Loss) per Weighted Average Diluted Share	$0.38	$0.28	$0.05	$(0.21)	$0.50

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the year ended December 31, 2016

(Amounts in thousands)

		Investing				Investing
	Lending	and Servicing	Property			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$449,470	$17,725	$—	$—	$467,195	$—	$467,195
Interest income from investment securities	47,241	146,692	—	—	193,933	(123,085)	70,848
Servicing fees	782	144,941	—	—	145,723	(56,767)	88,956
Rental income	—	38,223	114,537	—	152,760	—	152,760
Other revenues	242	5,255	62	—	5,559	(651)	4,908
Total revenues	497,735	352,836	114,599	—	965,170	(180,503)	784,667
Costs and expenses:
Management fees	1,829	78	—	115,348	117,255	196	117,451
Interest expense	88,000	15,983	22,009	105,267	231,259	(460)	230,799
General and administrative	18,517	121,140	3,338	9,243	152,238	703	152,941
Acquisition and investment pursuit costs	1,665	2,520	7,886	1,391	13,462	—	13,462
Costs of rental operations	—	17,638	47,463	—	65,101	—	65,101
Depreciation and amortization	—	16,117	50,669	—	66,786	—	66,786
Loan loss allowance, net	3,759	—	—	—	3,759	—	3,759
Other expense	—	100	—	—	100	—	100
Total costs and expenses	113,770	173,576	131,365	231,249	649,960	439	650,399
Income (loss) before other income (loss), income taxes and non-controlling interests	383,965	179,260	(16,766)	(231,249)	315,210	(180,942)	134,268
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	151,593	151,593
Change in fair value of servicing rights	—	(43,258)	—	—	(43,258)	(3,891)	(47,149)
Change in fair value of investment securities, net	20	(44,094)	—	—	(44,074)	42,673	(1,401)
Change in fair value of mortgage loans held-for-sale, net	—	74,251	—	—	74,251	—	74,251
Earnings from unconsolidated entities	3,447	8,937	9,736	—	22,120	(397)	21,723
Gain on sale of investments and other assets, net	1,716	226	—	—	1,942	—	1,942
Gain (loss) on derivative financial instruments, net	41,576	(4,318)	33,476	—	70,734	—	70,734
Foreign currency (loss) gain, net	(37,595)	3,661	(38)	5	(33,967)	—	(33,967)
OTTI	—	(215)	(513)	—	(728)	—	(728)
Loss on extinguishment of debt	—	—	—	(8,781)	(8,781)	—	(8,781)
Other income, net	—	8,959	9,102	4,271	22,332	(8,822)	13,510
Total other income (loss)	9,164	4,149	51,763	(4,505)	60,571	181,156	241,727
Income (loss) before income taxes	393,129	183,409	34,997	(235,754)	375,781	214	375,995
Income tax benefit (provision)	1,610	(9,954)	—	—	(8,344)	—	(8,344)
Net income (loss)	394,739	173,455	34,997	(235,754)	367,437	214	367,651
Net income attributable to non-controlling interests	(1,398)	(853)	—	—	(2,251)	(214)	(2,465)
Net income (loss) attributable to Starwood Property Trust, Inc.	$393,341	$172,602	$34,997	$(235,754)	$365,186	$—	$365,186

Reconciliation of Net Income to Core Earnings

For the year ended December 31, 2016

(Amounts in thousands except per share data)

		Investing
	Lending	and Servicing	Property
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$393,341	$172,602	$34,997	$(235,754)	$365,186
Add / (Deduct):
Non-cash equity compensation expense	2,829	7,370	111	22,705	33,015
Management incentive fee	—	—	—	32,842	32,842
Acquisition and investment pursuit costs	—	1,421	7,755	356	9,532
Depreciation and amortization	—	12,768	50,862	—	63,630
Loan loss allowance, net	3,759	—	—	—	3,759
Interest income adjustment for securities	(1,016)	19,376	—	—	18,360
Bargain purchase gains	—	(8,822)	(8,406)	—	(17,228)
Other non-cash items	—	45	(3,109)	—	(3,064)
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	—	(74,251)	—	—	(74,251)
Securities	(20)	44,094	—	—	44,074
Derivatives	(44,151)	2,526	(33,497)	—	(75,122)
Foreign currency	37,595	(3,661)	38	(5)	33,967
Earnings from unconsolidated entities	(3,447)	(8,937)	(9,736)	—	(22,120)
Recognition of realized gains / (losses) on:
Loans held-for-sale	—	74,192	—	—	74,192
Securities	—	(2,288)	—	—	(2,288)
Derivatives	33,384	(2,013)	186	—	31,557
Foreign currency	(32,803)	3,352	(38)	5	(29,484)
Earnings from unconsolidated entities	4,051	4,673	7,245	—	15,969
Core Earnings (Loss)	$393,522	$242,447	$46,408	$(179,851)	$502,526
Core Earnings (Loss) per Weighted Average Diluted Share	$1.64	$1.01	$0.19	$(0.75)	$2.09

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of December 31, 2016

(Amounts in thousands)

		Investing				Investing
	Lending	and Servicing	Property			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$7,085	$38,798	$7,701	$560,790	$614,374	$1,148	$615,522
Restricted cash	17,885	8,202	9,146	—	35,233	—	35,233
Loans held-for-investment, net	5,827,553	20,442	—	—	5,847,995	—	5,847,995
Loans held-for-sale	—	63,279	—	—	63,279	—	63,279
Loans transferred as secured borrowings	35,000	—	—	—	35,000	—	35,000
Investment securities	776,072	990,570	—	—	1,766,642	(959,024)	807,618
Properties, net	—	277,612	1,667,108	—	1,944,720	—	1,944,720
Intangible assets	—	125,327	128,159	—	253,486	(34,238)	219,248
Investment in unconsolidated entities	30,874	56,376	124,977	—	212,227	(7,622)	204,605
Goodwill	—	140,437	—	—	140,437	—	140,437
Derivative assets	45,282	1,186	42,893	—	89,361	—	89,361
Accrued interest receivable	25,831	2,393	—	—	28,224	—	28,224
Other assets	13,470	59,503	29,569	1,866	104,408	(2,645)	101,763
VIE assets, at fair value	—	—	—	—	—	67,123,261	67,123,261
Total Assets	$6,779,052	$1,784,125	$2,009,553	$562,656	$11,135,386	$66,120,880	$77,256,266
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$20,769	$68,603	$81,873	$26,003	$197,248	$886	$198,134
Related-party payable	—	440	—	37,378	37,818	—	37,818
Dividends payable	—	—	—	125,075	125,075	—	125,075
Derivative liabilities	3,388	516	—	—	3,904	—	3,904
Secured financing agreements, net	2,258,462	426,683	1,196,830	295,851	4,177,826	(23,700)	4,154,126
Unsecured senior notes, net	—	—	—	2,011,544	2,011,544	—	2,011,544
Secured borrowings on transferred loans	35,000	—	—	—	35,000	—	35,000
VIE liabilities, at fair value	—	—	—	—	—	66,130,592	66,130,592
Total Liabilities	2,317,619	496,242	1,278,703	2,495,851	6,588,415	66,107,778	72,696,193
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	2,639	2,639	—	2,639
Additional paid-in capital	2,218,671	883,761	696,049	892,699	4,691,180	—	4,691,180
Treasury stock	—	—	—	(92,104)	(92,104)	—	(92,104)
Accumulated other comprehensive income (loss)	44,903	(437)	(8,328)	—	36,138	—	36,138
Retained earnings (accumulated deficit)	2,186,727	390,994	43,129	(2,736,429)	(115,579)	—	(115,579)
Total Starwood Property Trust, Inc. Stockholders’ Equity	4,450,301	1,274,318	730,850	(1,933,195)	4,522,274	—	4,522,274
Non-controlling interests in consolidated subsidiaries	11,132	13,565	—	—	24,697	13,102	37,799
Total Equity	4,461,433	1,287,883	730,850	(1,933,195)	4,546,971	13,102	4,560,073
Total Liabilities and Equity	$6,779,052	$1,784,125	$2,009,553	$562,656	$11,135,386	$66,120,880	$77,256,266

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:

Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com